EXHIBIT 10.4

CONSENT TO BUSINESS FINANCING AGREEMENT

This Consent to Business Financing Agreement (this “Amendment”) is entered into as of January 14, 2021, by and among WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), CHROMADEX CORPORATION, a Delaware corporation (“Chromadex Corp”), CHROMADEX, INC., a California corporation (“Chromadex Inc”), CHROMADEX ANALYTICS, INC., a Nevada corporation (“Chromadex Analytics”), and HEALTHSPAN RESEARCH LLC, a Delaware limited liability company (“HealthSpan”; together with Chromadex Corp, Chromadex Inc, and Chromadex Analytics, individually and collectively, “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Business Financing Agreement, dated November 12, 2019, by and among Borrower and Lender, as may be amended from time to time (the “Business Financing Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Business Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the “Indebtedness” and the Business Financing Agreement and any and all other documents executed by Borrower in favor of Lender shall be referred to as the “Loan Documents”.

2. CONSENT: Subject to the terms and conditions of this Agreement and notwithstanding the restrictions set forth in Sections 4.1 and 5 of the Business Financing Agreement, Lender hereby consents to the Restructuring Transaction (as defined below). As of the date hereof, the Contribution Agreement (as defined below) attached hereto as Exhibit A has not been modified, changed, supplemented, canceled, amended or otherwise altered or affected. Immediately after giving effect to the closing and consummation of the Contribution Agreement, the Restructuring Transaction will have been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Contribution Agreement and with all applicable laws. As defined herein, (i) “Contribution Agreement” means that certain Contribution Agreement dated on or about the date hereof, by and between HealthSpan and Chromadex Inc., and (ii) “Restructuring Transaction” means (1) the transaction under the Contribution Agreement whereby Chromadex Inc will acquire all of the assets and liabilities of HealthSpan in exchange for One Dollar ($1.00), and (2) HealthSpan dissolving within ninety (90) days after the date hereof. Borrower hereby acknowledges and agrees that within ninety (90) days after the date hereof, Lender shall have received, in form and substance reasonably satisfactory to Lender, evidence that HealthSpan has been dissolved and any remaining assets of HealthSpan have been contributed to Chromadex Inc.

3. Release by HealthSpan.

(a) FOR GOOD AND VALUABLE CONSIDERATION, HealthSpan hereby forever relieves, releases, and discharges Lender and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Agreement (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

(b) By entering into this release, HealthSpan recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of HealthSpan hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if HealthSpan should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, HealthSpan shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. HealthSpan acknowledges that it is not relying upon and has not relied upon any representation or statement made by Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

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(c) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. HealthSpan acknowledges that the release contained herein constitutes a material inducement to Lender to enter into this Agreement, and that Lender would not have done so but for Lender’s expectation that such release is valid and enforceable in all events.

(d) HealthSpan hereby represents and warrants to Lender, and Lender is relying thereon, as follows:

(i) Except as expressly stated in this Agreement, neither Lender nor any agent, employee or representative of Lender has made any statement or representation to HealthSpan regarding any fact relied upon by HealthSpan in entering into this Agreement.

(ii) HealthSpan has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary.

(iii) The terms of this Agreement are contractual and not a mere recital.

(iv) This Agreement has been carefully read by HealthSpan, the contents hereof are known and understood by HealthSpan, and this Agreement is signed freely, and without duress, by HealthSpan.

(v) HealthSpan represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. HealthSpan shall indemnify Lender, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

4. NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness. Each Borrower (each, a “Releasing Party”) acknowledges that Lender would not enter into this Agreementwithout Releasing Party’s assurance that it has no claims against Lender or any of Lender’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Agreement and the Business Financing Agreement, each Releasing Party releases Lender, and each of Lender’s and entity’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Lender of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Lender and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Agreement and the Business Financing Agreement, and/or Lender’s actions to exercise any remedy available under the Business Financing Agreement or otherwise.

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5. CONSISTENT CHANGES. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Lender’s agreement to modifications to the existing Indebtedness pursuant to this Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to any subsequent Business Financing Agreement modifications.

7. CONDITIONS. The effectiveness of this Agreement is conditioned upon Borrower’s payment of Lender’s legal fees and expenses in connection with the preparation and negotiation of this Agreement and related documents, and due diligence performed in connection therewith. The consent set forth herein are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to be (a) a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

8. NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

9. COUNTERSIGNATURE. This Agreement shall become effective only when executed by Lender and Borrower.

[Signature Page Follows].

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IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement on the day and year above written.

BORROWER:

CHROMADEX CORPORATION, A DELAWARE CORPORATION

By	/s/ Kevin M. Farr
Name:	Kevin M. Farr
Title:	CFO

CHROMADEX, INC., A CALIFORNIA CORPORATION

By	/s/ Kevin M. Farr
Name:	Kevin M. Farr
Title:	CFO

CHROMADEX ANALYTICS, INC., A NEVADA CORPORATION

By	/s/ Kevin M. Farr
Name:	Kevin M. Farr
Title:	CFO

HEALTHSPAN RESEARCH LLC, A DELAWARE LIMITED LIABILITY COMPANY

By	/s/ Kevin M. Farr
Name:	Kevin M. Farr
Title:	CFO

Address for Notices: c/o Chromadex Corporation 10900 Wilshire Blvd., Suite 650 Los Angeles, California 90024 Email: Attn:

[Signature Page to Consent To Business Financing Agreement]

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LENDER:

WESTERN ALLIANCE BANK, AN ARIZONA CORPORATION

By	/s/ Darin Cunningham
Name:	Darin Cunningham
Title:	Vice President

Address for Notices: WESTERN ALLIANCE BANK 600 Anton Blvd., Suite 150 Costa Mesa, CA 92626 Email: Darin Cunningham Attn: darin.cunningham@bridgebank.com

[Signature Page to Consent To Business Financing Agreement]

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Exhibit A

Contribution Agreement

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